UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2018

Petrolia Energy Corporation

(Exact name of registrant as specified in its charter)

Texas	000-52690	86-1061005
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

710 N. Post Oak Rd., Ste. 512, Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 832-941-0011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On February 28, 2018, Petrolia Energy Corporation (“Petrolia” or the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report, among other things, the closing, on February 27, 2018, of the transactions contemplated by the November 30, 2017, Arrangement Agreement (the “Agreement”) entered into between the Company and Bow Energy Ltd (“Bow”), pursuant to which the Company acquired all of the issued and outstanding shares of Bow pursuant to a “plan of arrangement” (the “Arrangement”) under section 193 of the Business Corporations Act (Alberta) (the “Acquisition”).

Under the terms of the Arrangement, Bow shareholders are deemed to have received 1.15 Petrolia common stock shares for each share of common stock of Bow which they held. A total of 106,156,712 shares of the Company’s common stock were issued to the Bow shareholders as a result of the Arrangement, plus additional shares in connection with the rounding described below. The Arrangement provided that no fractional shares would be issued in connection with the Arrangement, and instead, each Bow shareholder otherwise entitled to a fractional interest would receive the nearest whole number of Company shares. For example, where such fractional interest is greater than or equal to 0.5, the number of shares to be issued would be rounded up to the nearest whole number and where such fractional interest is less than 0.5, the number of shares to be issued would be rounded down to the nearest whole number. In calculating such fractional interests, all shares issuable in the name of or beneficially held by each Bow shareholder or their nominee as a result of the Arrangement shall be aggregated.

The Company also assumed all of the outstanding warrants to purchase shares of common stock of Bow (the “Bow Warrants”) and certain options to purchase shares of common stock of Bow (the “Bow Options”) in connection with the Arrangement (i.e., each warrant/option to purchase one (1) share of Bow represents the right to purchase one (1) share of the Company following the closing).

The Company stated in the Original Report that it intended to file the required financial statements and pro forma financial information relating to the Bow Acquisition within 71 days from the date that such report was required to be filed, provided that the Company was unable to timely complete the preparation of such financial statements within such 71 day period. By this Amendment No. 1 to the Original Report, the Company is amending and restating (a) Item 9.01 thereof to include the required financial statements and pro forma financial information; and (b) Item 2.01 thereof to clarify that Ilyas Chaudhary, the father of Zel C. Khan, the Company’s Chief Executive Officer, owns and controls BSIH Ltd. (“BSIH”) which is a significant shareholder of the Company; and that prior to the acquisition of Bow Energy Ltd (“Bow”) as described below, BSIH, and as a result of his ownership and control of BSIH, Mr. Chaudhary, controlled Bow. This Current Report on Form 8-K does not amend or modify the Original Report, except as to Items 2.01 and 9.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Closing of Bow Energy Ltd. Acquisition

As previously disclosed, on November 30, 2017, Petrolia Energy Corporation (“Petrolia” or the “Company”) signed an Arrangement Agreement (the “Agreement”) to acquire all of the issued and outstanding shares in Bow Energy Ltd (“Bow”), which was listed on the TSX Venture Exchange under the symbol ONG.V., with corporate offices located in Calgary, Alberta, Canada and Jakarta, Indonesia, pursuant to a “plan of arrangement” (the “Arrangement”) under section 193 of the Business Corporations Act (Alberta) (the “Acquisition”). The Arrangement Agreement included customary representations, warranties and covenants of the parties.

On February 27, 2018, the Acquisition closed and Petrolia acquired all of the issued and outstanding shares of capital stock of Bow (each a “Bow Share”). The Agreement and the Arrangement was approved by an overwhelming majority of more than 99% of the votes cast by Bow’s shareholders at a special meeting of shareholders of Bow held on February 21, 2018. Final approval of the Arrangement was granted by the Court of Queen's Bench of Alberta (the “Court”) on February 23, 2018.

Under the terms of the Arrangement, Bow shareholders are deemed to have received 1.15 Petrolia common stock shares for each Bow Share. A total of 106,156,712 shares of the Company’s common stock were issued to the Bow shareholders as a result of the Arrangement, plus additional shares in connection with the rounding described below. The Arrangement provided that no fractional shares would be issued in connection with the Arrangement, and instead, each Bow shareholder otherwise entitled to a fractional interest would receive the nearest whole number of Company shares. For example, where such fractional interest is greater than or equal to 0.5, the number of shares to be issued would be rounded up to the nearest whole number and where such fractional interest is less than 0.5, the number of shares to be issued would be rounded down to the nearest whole number. In calculating such fractional interests, all shares issuable in the name of or beneficially held by each Bow shareholder or their nominee as a result of the Arrangement shall be aggregated.

The Arrangement provides that any certificate formerly representing Bow common stock not duly surrendered on or before the last business day prior to the third anniversary of the closing date will cease to represent a claim by, or interest of, any former shareholder of any kind of nature against Bow or the Company and on such date all consideration or other property to which such former holder was entitled shall be deemed to have been surrendered to the Company.

The Company also assumed all of the outstanding warrants to purchase shares of common stock of Bow (the “Bow Warrants”) and certain options to purchase shares of common stock of Bow (the “Bow Options”) in connection with the Arrangement (i.e., each warrant/option to purchase one (1) share of Bow represents the right to purchase one (1) share of the Company following the closing).

Bow’s key assets included South Block A PSC - 44.48% working interest, Bohorok PSC – 50% working interest, Bohorok Deep JSA – 20.25% working interest, Palmerah Baru – 54% working interest, MNK Palmerah – 69.36% working interest, Mahato PSC – 20% working interest.

Ilyas Chaudhary, the father of Zel C. Khan, the Company’s Chief Executive Officer, owns and controls BSIH Ltd. (“BSIH”) which is a significant shareholder of the Company; and prior to the acquisition of Bow Energy Ltd (“Bow”) as described below, BSIH, and as a result of his ownership and control of BSIH, Mr. Chaudhary, controlled Bow at the time of the acquisition.

The foregoing descriptions of the Agreement do not purport to be complete and are qualified in their entirety by reference to the Agreement, a copy of which is incorporated by reference hereto as Exhibit 10.1, and incorporated in this Item 2.01 by reference.

Item 9.01.  Financial Statements and Exhibits

(a)

Financial Statements of business Acquired

(1) The Audited Consolidated Statements of Financial Position of Bow Energy Ltd. as of March 31, 2017 and 2016, Audited Consolidated Statement of Loss and Comprehensive Loss for the years ended March 31, 2017 and 2016, Audited Consolidated Statement of Changes in Equity for the years ended March 31, 2017 and 2016 and Audited Consolidated Statements of Cash Flows for the years ended March 31, 2017 and 2016, and the notes thereto, are filed as Exhibit 99.1 to this Form 8-K/A.

(2) The Unaudited Consolidated Statements of Financial Position of Bow Energy Ltd. as of December 31, 2017 and March 31, 2017, Unaudited Consolidated Statement of Loss and Comprehensive Loss for the three and nine months ended December 31, 2017 and 2016, Unaudited Consolidated Statement of Changes in Equity for the three and nine months ended December 31, 2017 and 2016 and Unaudited Consolidated Statements of Cash Flows for the three and nine months ended December 31, 2017 and 2016, and the notes thereto, are filed as Exhibit 99.2 to this Form 8-K/A.

(b)	Pro Forma Financial Information

The Unaudited Pro Forma Combined Balance Sheet of Petrolia Energy Corporation as of December 31, 2017 and Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2017, are filed as Exhibit 99.3 to this Form 8-K/A.

(d) Exhibits

Exhibit No.	Description

99.1	Audited Consolidated Statements of Financial Position of Bow Energy Ltd. as of March 31, 2017 and 2016, Audited Consolidated Statement of Loss and Comprehensive Loss for the years ended March 31, 2017 and 2016, Audited Consolidated Statement of Changes in Equity for the years ended March 31, 2017 and 2016 and Audited Consolidated Statements of Cash Flows for the years ended March 31, 2017 and 2016, and the notes thereto
99.2	Unaudited Consolidated Statements of Financial Position of Bow Energy Ltd. as of December 31, 2017 and March 31, 2017, Unaudited Consolidated Statement of Loss and Comprehensive Loss for the three and nine months ended December 31, 2017 and 2016, Unaudited Consolidated Statement of Changes in Equity for the three and nine months ended December 31, 2017 and 2016 and Unaudited Consolidated Statements of Cash Flows for the three and nine months ended December 31, 2017 and 2016, and the notes thereto
99.3	Unaudited Pro Forma Combined Balance Sheet of Petrolia Energy Corporation as of December 31, 2017 and Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petrolia Energy Corporation

/s/ Zel C. Khan
Zel C. Khan Chief Executive Officer

Date: October 5, 2018

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited Consolidated Statements of Financial Position of Bow Energy Ltd. as of March 31, 2017 and 2016, Audited Consolidated Statement of Loss and Comprehensive Loss for the years ended March 31, 2017 and 2016, Audited Consolidated Statement of Changes in Equity for the years ended March 31, 2017 and 2016 and Audited Consolidated Statements of Cash Flows for the years ended March 31, 2017 and 2016, and the notes thereto
99.2	Unaudited Consolidated Statements of Financial Position of Bow Energy Ltd. as of December 31, 2017 and March 31, 2017, Unaudited Consolidated Statement of Loss and Comprehensive Loss for the three and nine months ended December 31, 2017 and 2016, Unaudited Consolidated Statement of Changes in Equity for the three and nine months ended December 31, 2017 and 2016 and Unaudited Consolidated Statements of Cash Flows for the three and nine months ended December 31, 2017 and 2016, and the notes thereto
99.3	Unaudited Pro Forma Combined Balance Sheet of Petrolia Energy Corporation as of December 31, 2017 and Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2017